Exhibit 10.1
AT&T Agreement No. 00014249.A.005

FIFTH AMENDMENT
TO THE SECOND AMENDED AND RESTATED
WIRELESS SERVICES AGREEMENT #00014249

This Fifth Amendment (this “Fifth Amendment”) to the Second Amended and Restated Wireless Services Agreement #0001429 of July, 22, 2005 between Motricity, Inc., f/k/a InfoSpace Mobile, Inc. (“Motricity” or “Supplier”) and AT&T Mobility LLC (“AT&T Mobility” or “AT&T”) (the “Agreement”), is made and entered into this 30th day of June, 2012 (“Fifth Amendment Effective Date”). Such parties are referred to herein individually as a “Party,” and collectively as the “Parties”.

WHEREAS, InfoSpace has provided certain Services to AT&T Mobility pursuant to the Agreement;

WHEREAS, Cingular Wireless LLC changed its name to AT&T Mobility LLC on January 8, 2007;

WHEREAS, Motricity, Inc. acquired certain assets of InfoSpace on December 28, 2007 and assumed all of the rights and obligations of InfoSpace under the Agreement;

WHEREAS, Motricity, Inc. and AT&T entered into that certain First Amendment to the Agreement on March 1, 2007 (the “First Amendment”);

WHEREAS, Motricity, Inc. and AT&T entered into that certain Second Amendment to the Agreement on October 1, 2008 (the “Second Amendment”);

WHEREAS, Motricity, Inc. and AT&T entered into that certain Third Amendment to the Agreement on June 30, 2009 (the “Third Amendment”); and

WHEREAS, Motricity, Inc. and AT&T entered into that certain Fourth Amendment to the Agreement on September 1, 2011 (the “Fourth Amendment”); and
and

WHEREAS, Motricity and AT&T desire to perpetuate and continue their relationship, by doing business under the terms of the Agreement, as amended and set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.	AT&T hereby waives its right to recover from Motricity *** for a non-performance credit related to AT&T Incident# INC0732880.

2. Motricity currently purchases standard software maintenance and support services for software running on AT&T-owned hardware operated by Motricity for the Services and invoices the cost to AT&T. The parties agree that effective July 1, 2012 Motricity will not procure further maintenance and support services for ***. Notwithstanding the foregoing, any ad-hoc support requirements for *** that are necessary in order for Motricity to maintain it's respective SLA, will be the responsibility of Motricity. Any significant infrastructure or feature/functionality changes required by AT&T may require software maintenance and support and/or software upgrades to the *** in order to support such changes.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

PRIVATE/PROPRIETARY/SECURE
Contains Private And/Or Proprietary Information. May Not Be Used Or Disclosed Outside AT&T, Motricity or their Affiliates, Except Pursuant To A Written Agreement. Must Be Stored In Locked Files When Not In Use.

AT&T Agreement No. 00014249.A.005

Both parties acknowledge that prior to implementing any such significant infrastructure or feature/functionality changes to mutually agree on what if any additional software support / upgrades will be necessary and who will be financially responsible.

3. In Section 8.1 of Exhibit G-1 Service Level Agreement WAP-Based Services of the Second Amendment, Table 7 Penalty Cap Phase-In Schedule is deleted and replaced with the following:

Effective Date	SLA Penalty Cap
7/1/2012	***
Table 7, Penalty Cap Phase-In Schedule

4. In Section 8.1 of Exhibit G-3 Service Level Agreement ATT.Net Services of the Third Amendment, Table 7 Penalty Cap Phase-In Schedule is deleted and replaced with the following:

Effective Date	SLA Penalty Cap
7/1/2012	***
Table 7, Penalty Cap Phase-In Schedule

5. The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Motricity and AT&T have each caused this Fifth Amendment to be executed by its duly authorized representative, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the Fifth Amendment Effective Date above.

Motricity, Inc.	AT&T Services, Inc.
On behalf of its Affiliate AT&T Mobility LLC

By:	/s/	By:	/s/ *** for

Print Name:	James R. Smith	Print Name:	***

Title:	Interim CEO	Title:	***

Date:	9/17/2012	Date:	7/13/2012

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

PRIVATE/PROPRIETARY/SECURE
Contains Private And/Or Proprietary Information. May Not Be Used Or Disclosed Outside AT&T, Motricity or their Affiliates, Except Pursuant To A Written Agreement. Must Be Stored In Locked Files When Not In Use.
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